SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K





                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): August 18, 2003



                             WILLIAMS SCOTSMAN, INC.
             (Exact name of Registrant as specified in its Charter)





                        Commission File Number: 033-68444






         Maryland                       033-68444               52-0665775
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



8211 Town Center Drive                                             21236
Baltimore, Maryland                                              (Zip Code)
(Address of principal executive offices)



                                 (410) 931-6000
              (Registrant's telephone number, including area code)



                                      None
              (Former name, former address and former fiscal year -
                         if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

EXHIBIT NO.                       DESCRIPTION OF EXHIBIT
-----------------                 ---------------------------------------------
10.1                              Second Amendment to Credit Agreement dated
                                  March 26, 2002.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    WILLIAMS SCOTSMAN, INC.



                                               By:  /s/ Gerard E. Holthaus
                                                    -------------------------
                                                    Gerard E. Holthaus
                                                    Chief Executive Officer

Dated: August 27, 2003


                                  EXHIBIT INDEX

Exhibit                           Description
-------                           ------------------------------------------
10.1                              Second Amendment to Credit Agreement dated
                                  March 26, 2002.

                                                     Exhibit 10.1-Bank Amendment


                                SECOND AMENDMENT
                                ----------------


     SECOND AMENDMENT (this "Amendment"), dated as of August 11, 2003, among SCOTSMAN HOLDINGS, INC., a Delaware corporation ("Holdings"), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as BANKERS TRUST COMPANY), as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 26, 2002 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions contained herein;

     NOW, THEREFORE, it is agreed:

I.   Amendments to Credit Agreement

     1. The definition of "Change of Control" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text ", the Senior Secured Notes Documents" immediately after the parenthetical "(or the certificates of designation therefor)" appearing in clause (e) of said definition.

     2. Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

         Intercreditor Agreement shall mean the Intercreditor Agreement, dated as of August 18, 2003, as same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

         Second   Amendment  Effective   Date    shall    have    the    meaning
         provided in the Second Amendment to this Agreement, dated as of August 11, 2003.

         Senior Secured Notes Documents shall mean the Senior Secured Notes, the Senior Secured Notes Indenture and all other documents executed and delivered with respect to the Senior Secured Notes or the Senior Secured Notes Indenture, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         Senior  Secured   Notes  Indenture   shall  mean  the  indenture, dated
         as of August 18, 2003, among  the  Borrower,  each  Subsidiary  of  the

         Borrower and U.S. Bank National Association, as trustee thereunder, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         Senior Secured Notes shall mean the Borrower's senior secured notes due 2008, issued pursuant to the Senior Secured Notes Indenture, and all Senior Secured Notes issued upon the exchange offer as contemplated in the Senior Secured Notes Indenture, as in effect on the Second Amendment Effective Date, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         Senior  Unsecured  Notes  Borrowing  Base  shall   have   the   meaning
         given to such term in Section 2.2(a).

     3. Section 2.2(a) of the Credit Agreement is hereby amended by (I) deleting the word "lesser" appearing in the introductory clause of the first sentence of said Section and inserting the word "least" in lieu thereof, (II) deleting the period appearing at the end of clause (ii)(E) of said Section and inserting the text "; or" in lieu thereof, (III) inserting the following new clause (iii) immediately after clause (ii) of said Section:

         "(iii)   the amount then equal to:

         (A) (i) 75% of the net book value of Eligible Rental Equipment of the Borrower and its Restricted Subsidiaries (as defined in the Senior Unsecured Notes Indenture) and (ii) 85% of the book value of the Eligible Accounts Receivable of the
         Borrower and its Restricted Subsidiaries (as  defined  in  the
         Senior Unsecured Notes Indenture) less (x) the amount of net proceeds which have been received in connection with a Permitted Units Financing (as defined in the Senior Unsecured Notes Indenture) permitted under clause (b)(13)(i) of Section
         4.09 of the Senior Unsecured Notes Indenture (provided that such reduction shall apply only to the extent of any outstanding balance on such financing and for so long as such Permitted Units Financing is in effect) and (y) the amount of any outstanding Attributable Debt (as defined in the Senior Unsecured Notes Indenture) incurred under clause (b)(12) of
         Section 4.09 of the Senior Unsecured Notes Indenture (with all determinations of the amount specified above in this clause
         (A) to be made in accordance with the requirements of the Senior Unsecured Notes Indenture), minus

         (B) the  aggregate   principal   amount  of   Term  Loans then
         outstanding, minus


         (C) the aggregate principal amount of Senior Secured Notes then outstanding.",

and (IV) inserting the following sentence immediately after the last sentence of said Section:

         "The  amount  calculated  in  accordance  with  clause(iii)  above   is
         hereinafter   referred   to    as    the   "Senior   Unsecured    Notes
         Borrowing Base"."

     4. Section 2.3(c) of the Credit Agreement is hereby, amended by deleting the text "2.2(a)" appearing in clause (i) of said Section and inserting the text "2.2(a)(ii)" in lieu thereof.

     5. Section 2.5(d) of the Credit Agreement is hereby amended by (i) deleting the word "lesser" appearing in the introductory clause of said Section and inserting the word "least" in lieu thereof and (ii) inserting the words ", the Senior Unsecured Notes Borrowing Base then in effect" immediately following the words "the Borrowing Base then in effect" appearing in the introductory clause of said Section.

     6. Section 2.5(i) of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

         "Without limiting the foregoing provisions of this Section 2.5(i), on each date on which Holdings, the Borrower or any of their respective Subsidiaries receives any cash proceeds from the issuance or incurrence of any Senior Secured Notes (other than any exchange notes issued pursuant to the Senior Secured Notes Indenture), an amount equal to 100% of the Net Debt Proceeds therefrom shall be applied on such date to repay outstanding Term Loans in accordance with the requirements of Sections 2.5(g)(iii).".

     7. Section 3.1(a) of the Credit Agreement is hereby amended by (I) deleting the word "lesser" appearing in clause (ii) of said Section and inserting the word "least" in lieu thereof, (II) deleting the word "and" appearing at the end of sub-clause (ii)(A) of said Section and inserting a comma in lieu thereof and
(III) inserting the following new clause (C) at the end of said Section:

         "and (C) the Senior Unsecured Notes Borrowing  Base  then  in  effect."

     8. Section 6.3 of the Credit Agreement is hereby amended by inserting the text "or the Senior Secured Notes Indenture" at the end of the last sentence of said Section.

     9. Section 6.24(a) of the Credit Agreement is hereby amended by inserting the text "or the Senior Secured Notes" immediately after the text "Senior Unsecured Notes" appearing therein.

     10. Section 6.24(b) of the Credit Agreement is hereby amended by deleting the text "Senior Unsecured Notes Indenture" appearing therein and inserting the text "each of the Senior Unsecured Notes Indenture and the Senior Secured Notes Indenture" in lieu thereof.

     11. Section 6 of the Credit Agreement is hereby amended by inserting the following new section 6.31 at the end of said Section:

         "6.31 Intercreditor Agreement. The intercreditor provisions contained in the Intercreditor Agreement are enforceable against the holders of the Senior Secured Notes and all Obligations hereunder are within the definition of "First Lien Obligations" included in such provisions.".

     12. Section 7.17(a) of the Credit Agreement is hereby amended by (I) deleting the word "and" appearing at the end of clause (viii) of said Section and inserting a comma in lieu thereof, (II) inserting the text "and succeeding clause (x)" immediately after the text "(vii) and (viii)" in each instance same appears in clause (ix) of said Section and (III) inserting the following new clause (x) at the end of said Section:

         "and (x) on the date of each such Permitted Acquisition the Consolidated Leverage Ratio (calculated both immediately before and immediately after giving effect to such Permitted Acquisition (and the incurrence of any Indebtedness in connection therewith), with all calculations of Consolidated Leverage Ratio made pursuant to this clause (x) after giving effect to the respective Permitted Acquisition (and the incurrence of any Indebtedness in connection therewith) to be made on a pro forma basis in the manner described in preceding clause (iii)) is less than 6.50:1.00.".

     13. Section 8.3 of the Credit Agreement is hereby amended by (i) deleting the text "clauses (a) through (k) above" appearing in clause (l) of said Section and inserting the text "clauses (a) through (l) above" in lieu thereof, (ii) deleting the word "and" appearing at the end of clause (k) thereof, (iii) redesignating clause (l) of said Section as clause (m) thereof and (iv) inserting the following new clause (l) immediately after clause (k) of said
Section:

         "(l) Indebtedness of the Credit Parties evidenced by the Senior Secured Notes and the other Senior Secured Notes Documents in an aggregate principal amount not to exceed $150,000,000 (less the amount of any repayments of principal thereof made after the issuance thereof), which Indebtedness may be secured by a second priority Lien on the Collateral, provided that (i) the Unit Subsidiary's guarantee of the Senior Secured Notes is subordinated to the Obligations on terms substantially similar to the subordination of the Unit Subsidiary's guarantee of the Senior Unsecured Notes and (ii) 100% of the Net Debt Proceeds from the issuance thereof are applied as, and to the extent, required by the second sentence of Section 2.5(i); and".

     14. Sections 8.09, 8.10 and 8.11 of the Credit Agreement are hereby restated in their entirety as follows:

         "8.9 Consolidated Leverage Ratio. The Credit Agreement Parties will not permit the Consolidated Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                           Period                                      Ratio
                           ------                                      -----
                  From June 30, 2003 to but not including the
                  Second Amendment Effective Date                     5.80:1.00

                  From the Second Amendment Effective Date            6.60:1.00
                  through and including December 30, 2003

                  From December 31, 2003 through and including        6.75:1.00
                  September 29, 2004

                  From September 30, 2004 through and including       6.60:1.00
                  March 30, 2005

                  From March 31, 2005 through and including           6.50:1.00
                  September 29, 2005

                  From September 30, 2005 through and including       6.30:1.00
                  December 30, 2005

                  Thereafter                                          6.25:1.00

         8.10 Consolidated Interest Coverage Ratio. The Credit Agreement Parties will not permit the Consolidated Interest Coverage Ratio for (x) the Test Period ended on June 30, 2003 to be less than 2.00:1.00 and (y) any Test Period ended after June 30, 2003 to be less than 1.70:1.00.

         8.11 Utilization. The Borrower will not permit the Utilization for any period of 13 consecutive fiscal months ended on the last day of any fiscal quarter (calculated by taking the average of the Utilization for each of the 13 months in such period) ending (x) on June 30, 2003, to be less than 76%, (y) after June 30, 2003 and on or prior to December 31, 2004, to be less than 74% and (z) after December 31, 2004, to be less than 75%.".

     15. Section 8.13(i) of the Credit Agreement is hereby amended by inserting the text "or any Senior Secured Note" immediately after the text "any Senior Unsecured Note" appearing in said Section.

     16. Section 8.13(ii) of the Credit Agreement is hereby restated in its entirety as follows:

         "(ii) amend or modify, or permit the amendment or modification of, any provision of any Senior Unsecured Notes Document or any Senior Secured Notes Document, except any amendment or modification which is not adverse to the Lenders in any respect (it being understood and agreed that, with respect to each of the Senior Unsecured Notes Documents and the Senior Secured Notes Documents, in no event shall any amendment be permitted which relates to the Unit Subsidiary's guaranty of the Senior Unsecured Notes or the Senior Secured Notes, as the case may be, or the subordination provisions applicable thereto);".

     17. Section 8.15 of the Credit Agreement is hereby amended by deleting the text "Sections 8.3(c), (d) and (i)" appearing in clause (iii) of said Section and inserting the text "Sections 8.3(c), (d), (i) and (l)" in lieu thereof.

     18. Section 8.20 of the Credit Agreement is hereby amended by (i) inserting the text "or the Senior Secured Notes Indenture" immediately after the text "Senior Unsecured Notes Indenture" appearing in clauses (iii) and (iv) of said Section.

     19. Section 9.1 of the Credit Agreement is hereby amended by (i) inserting the word "or" immediately after the semicolon at the end of clause (j) appearing in said Section and (ii) inserting the following new clause (k) immediately after such clause (j):

         "(k)    Intercreditor  Agreement.  The  Intercreditor  Agreement or any
          material  provision   thereof  shall  cease  to  be  in full force and
          effect;".


     20. Section 11.7 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately after the heading "Confidentiality" and (ii) inserting the following new clause (b) at the end of said Section:

         "(b) None of the Lenders nor the Administrative Agent provide accounting, tax or legal advice. Notwithstanding anything provided herein and any express or implied claims of exclusivity or proprietary rights, each Credit Agreement Party, each Lender and the Administrative Agent hereby agree and acknowledge that each Credit Agreement Party, each Lender and the Administrative Agent (and each of their employees, representatives or other agents) are authorized to disclose to any and all Persons, beginning immediately upon commencement of their discussions with respect to the transactions contemplated by this Agreement and without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) that are provided to each Credit Agreement Party, each Lender and the Administrative Agent relating to such tax treatment and tax structure. In this regard, each Credit Agreement Party, each Lender and the Administrative Agent acknowledge and agree that the disclosure of the tax treatment and tax structure of the transactions contemplated by this Agreement is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding). For purposes of this authorization, "tax" means United States Federal income tax, "tax treatment" means the purported or claimed Federal income tax treatment of the transaction, and "tax structure" means any fact that may be relevant to understanding the purported or claimed Federal income tax treatment of the transaction. This Section 11.7(b) is intended to reflect the understanding of each Credit Agreement Party, each Lender and the Administrative Agent that no transaction contemplated by this Agreement is a "confidential transaction" as that phrase is used in Treasury Regulation ss. 1.6011-4(b)(3)(i), and shall be interpreted in a manner consistent therewith. Nothing herein is intended to imply that any of the Credit Agreement Parties, the Lenders or the Administrative Agent made or provided a statement, oral or written, to, or for the benefit of, any of each other as to the potential tax consequences that are related to, or may result from the transactions contemplated by, this Agreement.".

II.      Miscellaneous

     1. The Lenders hereby agree that (i) Holdings, the Borrower, the other Credit Parties that are Subsidiary Guarantors and the Collateral Agent shall be permitted to (and are hereby authorized to) enter into amendments (and/or amend and restate) the Collateral Documents and/or enter into new additional Collateral Documents, in each case to provide for a second priority security interest to be granted in favor of the trustee under the Senior Secured Notes Indenture for its benefit and for the benefit of the holders of the Senior Secured Notes in the Collateral, (ii) the Collateral Agent is hereby authorized to enter into an intercreditor agreement governing the rights of the respective Classes (as defined in the Security Agreement) of Secured Creditors with respect to the Collateral and the proceeds from any disposition or realization thereof and (iii) the Collateral Agent is hereby authorized to execute and deliver any additional documentation that may be necessary or desirable in the discretion of the Collateral Agent in connection with the transactions contemplated hereby.

     2. Notwithstanding anything to the contrary contained in Section 2.5(n) of the Credit Agreement, the Lenders hereby agree that in connection with any such Lender's exercise of its right to decline to receive its share of any mandatory repayment made with Net Debt Proceeds from the issuance of Senior Secured Notes, each such declining Lender shall provide the Administrative Agent written notice at least five Business Days before the date such repayment is actually applied to the outstanding Term Loans.

     3. This Amendment shall become effective as of the date set forth above on the date (the "Second Amendment Effective Date") when:


         (i) the Borrower, Holdings and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent;

         (ii) the Borrower and each of its Subsidiaries shall have executed the Senior Secured Notes Indenture and shall have delivered to the Administrative Agent copies of each of the Senior Secured Notes Documents, and all of the terms and conditions of the Senior Secured Notes Documents (including, without limitation, covenants, events of default, remedies and mandatory redemptions) shall be satisfactory to the Administrative Agent;

         (iii) the Borrower shall have issued the Senior Secured Notes (as defined in Section 2 of this Amendment) in an aggregate principal amount of $150,000,000 and shall have applied the Net Debt Proceeds of such issuance as provided in Section I(6) of this Amendment;

         (iv)  the  Administrative  Agent  shall   have   received   from  Paul,
         Weiss, Rifkind, Wharton & Garrison, special counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Second Amendment Effective Date, covering the matters incident to this Amendment and the transactions contemplated herein and otherwise in form and substance reasonably satisfactory to the Administrative Agent;

         (v) the  Administrative  Agent  shall   have  received   an   officer's
         certificate signed by a senior officer on behalf of the Borrower certifying (and providing supporting calculations in reasonable detail) that the aggregate principal amount of outstanding Loans and principal amount of Senior Secured Notes (in each case on the Second Amendment Effective Date after giving effect to the issuance of the Senior Secured Notes) is permitted under Section 4.09 of the Senior Unsecured Notes Indenture;

         (vi) the Borrower shall have paid (or concurrently with the first issuance of the Senior Secured Notes shall pay) to the Administrative Agent all fees, costs and expenses (including, without limitation, the reasonable legal fees and expenses of White & Case LLP) payable to the Administrative Agent to the extent then invoiced and due; and

         (vii) the Borrower shall have paid to each Lender which shall have executed and delivered a counterpart hereof (including by way of facsimile transmission) to the Administrative Agent on or prior to 5:00 P.M. (New York time) on August 11, 2003 (or, if the Required Lenders had not executed this Amendment by such time and date, on the Second Amendment Effective Date), an amendment fee equal to the product of (x) 0.15% multiplied by (y) the sum of such Lender's outstanding Term Loans and Revolving Loan Commitment on such date (with clause (y) to be calculated after giving effect to the prepayment of Term Loans contemplated in Section I(6) of this Amendment and any reductions to the Total Revolving Credit Commitments resulting from any Term Loan Lender's election to decline to receive its share of such prepayment of Term Loan described above in accordance with Section 2.5(n) of the Credit Agreement (as modified by this Amendment)).

     4. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment Effective Date, both before and after giving effect to this Amendment, and (y) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on the date hereof, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of such date.

     5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     8. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


Address:
-------
8211 Town Center Drive                       SCOTSMAN HOLDINGS, INC.
Baltimore, Maryland  21236
Attention: John Ross
Telephone: (410) 931-6000                    By: /s/ John B. Ross
Facsimile:  (410) 931-6117                   Title: Secretary



                                             WILLIAMS SCOTSMAN, INC.


                                             By: /s/ Scott Becker
                                             Title: Vice President of Finance


                                             DEUTSCHE BANK TRUST
                                             COMPANY AMERICAS
                                             (formerly known as
                                             Bankers Trust
                                             Company),
                                             Individually and as
                                             Administrative Agent


                                             By: /s/ Mark E. Funk
                                             Title: Director


                                             AIMCO CLO SERIES 2001-A


                                             By: /s/ Jerry D. Zinkula
                                             Title: Managing Director

                                             AIMCO CLO SERIES 2001-A


                                             By: /s/ Chris Goergen
                                             Title: Senior Portfolio Manager


                                             ALLSTATE LIFE INSURANCE COMPANY


                                             By: /s/ Chris Goergen
                                             Title: Senior Portfolio Manager

                                             ALLSTATE LIFE INSURANCE COMPANY


                                             By: /s/ Jerry D. Zinkula
                                             Title: Managing Director

                                             BANK OF AMERICA, N.A.


                                             By: /s/ Kevin W. Corcoran
                                             Title: Vice President

                                             BLACK DIAMOND CLO 1998-1, Ltd.


                                             By: /s/ Alan Corkish
                                             Title: Director

                                             BLACK DIAMOND CLO 2000-1, Ltd.


                                             By: /s/ Alan Corkish
                                             Title: Director

                                             BLACK DIAMOND INTERNATIONAL
                                             FUNDING, Ltd.


                                             By: /s/ Alan Corkish
                                             Title: Director

                                             BRANT POINT II CBO 2000-1 LTD.


                                             By: /s/ Timothy M. Barns
                                             Title: Senior Vice President

                                             Sankaty Advisors, LLC as
                                             Collateral Manager


                                             CASTLE HILL I-INGOTS, Ltd.


                                             By: /s/ Timothy M. Barns
                                             Title: Senior Vice President
                                             Sankaty Advisors, LLC as
                                             Collateral Manager

                                             CASTLE HILL II-INGOTS, Ltd.


                                             By: /s/ Timothy M. Barns
                                             Title: Senior Vice President
                                             Sankaty Advisors, LLC as
                                             Collateral Manager

                                             CIBC INC.


                                             By: /s/ George Knight
                                             Title: Managing Director
                                             CIBC World Markets Corp. as Agent


                                             THE CIT GROUP/BUSINESS CREDIT, INC.


                                             By: /s/ Peter L. Skavla
                                             Title: Senior Vice President


                                             CONGRESS FINANCIAL CORPORATION,


                                             By: /s/ James K. O'Connell
                                             Title: Assistant Vice President

                                             CSAM Funding I


                                             By: /s/ Andrew Marshak
                                             Title: Authorized Signatory

                                             CSAM Funding II


                                             By: /s/ Andrew Marshak
                                             Title: Authorized Signatory

                                             C-SQUARED CDO LTD.


                                             By: /s/ Richard F. Kurth
                                             Title: Senior Vice President
                                             TCW Advisors, Inc., as its
                                             Portfolio Manager


                                             FIRST DOMINION FUNDING I


                                             By: /s/ Andrew Marshak
                                             Title: Authorized Signatory

                                             FIRST DOMINION FUNDING II


                                             By: /s/ Andrew Marshak
                                             Title: Authorized Signatory


                                             FIRST DOMINION FUNDING III


                                             By: /s/ Andrew Marshak
                                             Title: Authorized Signatory

                                             FLAGSHIP CLO 2001-1


                                             By: /s/ Eric S. Meyer
                                             Title: Director
                                             Flagship Capital Management, Inc.

                                             FLAGSHIP CLO II


                                             By: /s/ Eric S. Meyer
                                             Title: Director
                                             Flagship Capital Management, Inc.

                                             FLEET CAPITAL CORPORATION


                                             By: /s/ Robert Anchundia
                                             Title: Vice President

                                             GALLATIN FUNDING I Ltd.


                                             By: /s/ Jonathan Berg
                                             Title: Vice President
                                             Bear Stearns Asset Management Inc.
                                             as its Collateral Manager

                                             GALAXY CLO 1999-1, Ltd.


                                             By: /s/ Thomas G. Brandt
                                             Title: Vice President

                                             GMAC COMMERCIAL FINANCE LLC,
                                             successor by merger to GMAC
                                             Business Credit, LLC


                                             By: /s/ Robert F. McIntyre
                                             Title: Director

                                             GRAYSTON CLO 2000-01 Ltd.


                                             By: /s/ Jonathan Berg
                                             Title: Vice President
                                             Bear Stearns Asset Management Inc.
                                             as its Collateral Manager

                                             GREAT POINT CLO 1999-1 LTD.


                                             By: /s/ Timothy M. Barns
                                             Title: Senior Vice President
                                             Sankaty Advisors, LLC as Collateral
                                             Manager

                                             HARBOUR TOWN FUNDING LLC


                                             By: /s/ Diana M. Himes
                                             Title: Assistant Vice President

                                             JUPITER FUNDING TRUST


                                             By: /s/ Diana M. Himes
                                             Title: Authorized Agent

                                             KATONAH I, LTD.


                                             By: /s/ Ralph Della Rocca
                                             Title: Authorized Officer
                                             Katonah Capital,
                                             LLC as Manager

                                             KATONAH II, LTD.


                                             By: /s/ Ralph Della Rocca
                                             Title: Authorized Officer
                                             Katonah Capital,
                                             LLC as Manager

                                             KATONAH III, LTD.


                                             By: /s/ Ralph Della Rocca
                                             Title: Authorized Officer
                                             Katonah Capital,
                                             LLC as Manager

                                             KATONAH IV,LTD.


                                             By: /s/ Ralph Della Rocca
                                             Title: Authorized Officer
                                             Katonah Capital, LLC as Manager


                                             KZH CNC LLC


                                             By: /s/ Hi Hua
                                             Title: Authorized Agent

                                             KZH SOLEIL LLC


                                             By: /s/ Hi Hua
                                             Title: Authorized Agent

                                             KZH SOLEIL-2 LLC


                                             By: /s/ Hi Hua
                                             Title: Authorized Agent

                                             KZH WATERSIDE LLC


                                             By: /s/ Hi Hua
                                             Title: Authorized Agent

                                             LASALLE BANK NATIONAL ASSOCIATION


                                             By: /s/ John Mostofi
                                             Title: Senior Vice President

                                             MANUFACTURERS AND TRADERS
                                             TRUST COMPANY


                                             By: /s/ Roy S. Lewis
                                             Title: Vice President

                                             NATIONAL CITY COMMERICAL FINANCE


                                             By: /s/ Gregory A. Godec
                                             Title: Senior Vice President

                                             OAK HILL CREDIT PARTNERS I, LIMITED


                                             By: /s/ Scott D. Krase
                                             Title: Authorized Signatory
                                             Oak Hill CLO Management I, LLC as
                                             Investment Manager

                                             OAK HILL CREDIT PARTNERS II, LTD


                                             By: /s/ Scott D. Krase
                                             Title: Authorized Signatory
                                             Oak Hill CLO Management II, LLC as
                                             Investment Manager

                                             OAK HILL SECURITIES FUND, L.P.


                                             By: /s/ Scott D. Krase
                                             Title: Authorized Signatory
                                             Oak Hill Securities GenPar LP its
                                             General Partner
                                             Oak Hill Securities MGP, Inc., its
                                             General Partner


                                             OAK HILL SECURITIES FUND II, L.P.


                                             By: /s/ Dawn M. Dieter
                                             Title: Vice President

                                             ORIX FINANCIAL SERVICES, INC.


                                             By: /s/ Scott D. Krase
                                             Title: Authorized Signatory
                                             Oak Hill Securities GenPar LP its
                                             General Partner
                                             Oak Hill Securities MGP Inc., its
                                             General Partner

                                             PEOPLE'S BANK


                                             By: /s/ David K. Sherrill
                                             Title: Vice President

                                             PNC BANK, NATIONAL ASSOCIATION


                                             By: /s/ Craig T. Sheetz
                                             Title: Vice President

                                             THE PROVIDENT BANK


                                             By: /s/ Mary Sue Wolfer
                                             Title: Credit Officer

                                             RACE POINT CLO, Ltd.


                                             By: /s/ Timothy M. Barns
                                             Title: Senior Vice President
                                             Sankaty Advisors, LLC as Collateral
                                             Manager

                                             RACE POINT II CLO, Ltd.


                                             By: /s/ Timothy M. Barns
                                             Title: Senior Vice President
                                             Sankaty Advisors, LLC as
                                             Collateral Manager

                                             SANKATY HIGH YIELD PARTNERS III,
                                             L.P.


                                             By: /s/ Timothy M. Barns
                                             Title: Senior Vice President

                                             SEQUILS I, LTD.


                                             By: /s/ Richard F. Kurth
                                             Title: Senior Vice President
                                             TCW Advisors, Inc., as its
                                             Collateral Manager

                                             SEQUILS IV, LTD.


                                             By: /s/ Richard F. Kurth
                                             Title: Senior Vice President
                                             TCW Advisors, Inc., as its
                                             Collateral Manager

                                             SIEMENS FINANCIAL SERVICES, INC.


                                             By: /s/ John Frank Amodio
                                             Title: Vice President- Credit

                                             TORONTO DOMINION (NEW YORK), INC.


                                             By: /s/ Gwen Zirkle
                                             Title: Vice President

                                             TRANSAMERICA BUSINESS CAPITAL
                                             CORPORATION


                                             By: /s/ Richard T. Scala
                                             Title: SVP-Credit Director

                                             INNER HARBOR CBO 2001-1 LTD.


                                             By: /s/ Darrell Braman
                                             Title: Vice President
                                             T. Rowe Price Associates, Inc. as
                                             Collateral Manager

                                             TRS 1 LLC


                                             By: /s/ Alice L. Wagner
                                             Title: Vice President

                                             WHITEHALL BUSINESS CREDIT
                                             CORPORATION


                                             By: /s/ Patrick M. Wallace
                                             Title: Senior Vice President

                                             WINGED FOOT FUNDING TRUST


                                             By: /s/ Diana M. Himes
                                             Title: Authorized Agent